UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21901

Alpine Global Dynamic Dividend Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY			10577
(Address of principal executive offices)			(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 - April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary,  Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Alpine

GLOBAL DYNAMIC DIVIDEND FUND

April 30, 2009

Semi-Annual Report

INVESTOR INFORMATION	1(800) 617.7616 | www.alpinecef.com

TABLE OF CONTENTS

Alpine View	2

Manager Commentary	4

Schedule of Portfolio Investments	12

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	18

Additional Information	23

ALPINE VIEW April 30, 2009 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual update for the period ending April 30, 2009. The past six months have challenged both investors and investment managers with unparalleled complexity, uncertainty and velocity. The nearly unprecedented disruption of the capital markets from September through March reflects the structural problems afflicting global finance and the resulting impact on employment and production. Excessive financial leverage accumulated over the previous three years may have set the stage for the economic unraveling which occurred in the wake of the Lehman Brothers bankruptcy. In response, Central Banks around the world have taken extreme measures to maintain liquid short-term monetary functions. This appears to have stabilized the financial system. While the pendulum of financial liquidity has swung from excess to drought and now towards equilibrium, many pressures and imbalances persist. These may require fresh approaches to capital allocation and global interaction, which implies more rigorous regulation before sustained long-term growth can be achieved in the U.S. and Europe. Nonetheless, there are pockets of economic vigor which have been increasingly visible as the public equity and debt markets are currently the principal suppliers of fresh capital for commerce.

Equity Performance Recalibrates

It is ironic that some of 2008’s most penalized stock markets and currencies have, in fact, been able to decouple during this crisis from the historical economic dominance of the U.S. and Europe which together account for roughly 48% of global GDP. In a number of countries, the sustainability of domestic consumption and fixed investment to develop modern infrastructure, efficient agriculture and higher education appears to have partially offset the declining demand for exports. With a broad recovery in commodity prices and related stocks, the so-called BRIC (Brazil, Russia, India and China) countries, among other emerging markets, have experienced the strongest equity returns in 2009, in anticipation of strong growth prospects. In contrast, the more constrained economies of the U.S., Europe and Japan have been most impacted by their banks and financial structures which face capital reallocation pressures as informal or private market activities are reigned in. This so called ‘Shadow Banking’ system has been contracting rapidly, requiring massive capital injections from Central Banks to offset this erosion of wealth. Since this was a huge provider of cheap capital, it was a major driver of our economic growth over the past 5-10 years. Until the debt capital markets can be fully reconstituted, new lending limits and high government borrowings may reduce recovery prospects over the next three to five years.

Having just returned from India and China, as we supplement our regular dialogue with local market participants around the world, it is clear that these economies have maintained solid growth rates by enhancing domestic demand until the broader global recovery begins. High household savings may sustain this capacity for several years. This has been reflected in strong stock performance for 2009 to date. Even though a visible recovery in the U.S., Europe or Japan has not yet begun, their stock indices are higher because pricing during October through March anticipated far greater economic distress than we have to date experienced. Meanwhile, the recent run-up in long-term U.S. Government Treasury bond yields has been attributed to fears that a potential economic recovery in combination with current stimulation of monetary policy will lead to excess inflation. This has steepened the yield curve beyond historic norms given the still low money market yields. As with the recent rebound of equities from overly pessimistic levels, we suspect that this adjustment in Treasury yields reflects diminished risk aversion from an extreme level to more traditional expectations. In both cases, developed market debt and equity markets may be overshooting as they adjust from previously oversold conditions. It is clear that the Federal Reserve and the world’s other central banks are not focused on these anticipatory price swings, and will maintain easy money through stimulative policies until a durable recovery is evident.

Business Prospects

Alpine’s view is that the U.S. economy may see a recovery in the second half of this year. However, its durability may be suspect. The pace of unemployment increases may slow this summer and could top out either later this year or early next. However, a near-term catalyst for new job formation and income growth is difficult to see. The household savings rate has improved from nil to over 5%, but is still well below the near 15% level experienced in 1975. During the 1970’s, household debt represented roughly 60% of income, whereas it represented almost 120% of income by 2007. This suggests that the current deleveraging of household balance sheets will continue even if it does not go to the peak levels of the 1970’s. In this context, cautious consumption may continue to permeate the American psyche in ways that we cannot as yet measure, so stabilization is hard to forecast. Given this level of uncertainty over domestic demand drivers, it is not clear whether less volatile capital markets will have a dramatic impact on new fixed investment in upgrading the productive capacity of business, or even into research and development expenditures. Meanwhile, the de facto forced deleveraging of our economy through rising home foreclosures, and individual loan and credit card defaults will continue to limit our economic growth over the next 12 or so months. In aggregate, the combination of personal wealth erosion, diminished buying power and reduced business investment may be greater

April 30, 2009 Semi-Annual Report | 1(800)617.7616
www.alpinecef.com

than the Obama stimulus package can offset. Thus, cheap and plentiful dollars may be needed to buttress the financial system for the next few years until job creation resumes. Meanwhile, the ‘output gap’, or excess productive capacity of our economy could help to mitigate any inflationary inputs from ‘printing money’ or perhaps a weak dollar.

While low interest rates can be supportive of earnings multiples, investors will likely focus on stocks where earnings can grow faster than the broader economy. This is not to say that so-called “growth stocks” will be in favor because many are now ex-growth. Rather, we are keen to focus on companies which can grow revenues or margins as a result of either innovative products, enhanced profitability or other factors which might transform their business prospects. Naturally, we will continue to focus on companies which benefit from sectors or countries where companies have ‘the wind at their backs’, providing favorable conditions for growth. Major sectors which will likely receive stimulus for growth include infrastructure, alternative energy, agriculture, environmental sciences and select technologies related to defense spending, medical services and the pharmaceutical space. Investment themes may also influence long-term opportunities and include population growth among different age cohorts, expanding urbanization, health and retirement savings prospects, as well as the broad restructuring of the financial markets. Countries whose long-term outlook Alpine favors include Brazil, China, India and several smaller emerging markets. An overarching theme will be a world in transition. Understanding the geopolitical, socioeconomic and demographic forces influencing these changes, be they global or local, may prove critical over the next few years.

Dividend Changes

During the period under review, it became very clear that there was considerable pressure on dividends around the world and across different investment sectors. The economic crisis forced many companies to reevaluate their capital strategies. Many companies sought to retain cash flow from business operations in order to maintain maximum flexibility for the future. Even healthy companies in addition to businesses which have been impacted by the economic slowdown have chosen to reduce dividends paid to equity investors. Standard bearers of corporate America, including G.E. and Pfizer, cut their dividends in half, while many banks only pay out pennies. Unfortunately, the dividends which we have sought to accumulate for the shareholders of this Fund are now fewer in number and in many cases the size of their dividends have been reduced. In recognition of this situation, we reduced the payout for the monthly dividend beginning in March, after considerable analysis to determine what we believe to be an achievable level going forward. We have intensified the dividend capture process during seasonal peak payment periods which naturally affects the holding periods surrounding the ex-dividend dates. A notable side effect could be the potential inability of the Fund to maintain the tax effectiveness of future Fund distributions since we no longer maintain a 61-day minimum investment period before rotating into a new dividend paying stock. We will make investors aware of the proportion of the full year’s dividends which are qualified, and we remain very much concerned with maximizing the tax efficiency of the dividends since we are shareholders as well.

While we are early in the transition to a new business cycle, many opportunistic investments have already generated positive returns in this period. With a three to five year investment horizon, we are confident that investors would likely benefit from equity investments. Nonetheless, Alpine anticipates continued challenges over the next twelve months as the pattern of recovery unfolds. We look forward to reporting on the progress of the Alpine Funds over the course of the year and continue to appreciate your interest in our endeavors. As investors in all of our Funds, we are working on all of our behalf. Thus, our focus remains on finding opportunities offering fundamental value today and strong growth potential for tomorrow.

Sincerely,

Samuel A. Lieber

President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

This notice is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

The Funds’ actual results could differ materially from those anticipated due to various risks and uncertainties. Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Premier Properties Fund are closed-end funds and do not continuously offer or redeem shares. The Funds trade in the secondary market and investors wishing to buy or sell shares must place orders through a financial intermediary or broker.

MANAGER COMMENTARY April 30, 2009 (Unaudited)

The Alpine Global Dynamic Dividend Fund (AGD) completed a challenging first half fiscal 2009 by achieving its objective of distributing an attractive dividend income, but not meeting our objective of strong capital appreciation and total return. AGD has been operating in a period of severe volatility and decreases in global equity markets throughout fiscal 2009. AGD’s primary objective, as stated during its initial public offering on the NYSE on July 26, 2006, is high current dividend income, of which more than 50% qualifies for the reduced Federal income tax rates, while also focusing on long-term growth of capital. Our goal is also to provide global diversification for our investors, with a targeted 60-80% of our holdings being international companies.

AGD provided an attractive dividend yield in a very challenging dividend environment

We have just come through the third worst bear market on record in the US, with a 57% decline for the S&P 500 index from its peak in early October 2007 through the recent lows on March 9, 2009. Only the 1930s recorded worse equity market performance than what we have experienced in the past 17 months. The first half of fiscal 2009 also brought a severe economic recession and a near collapse of the global financial system. The real U.S. gross domestic product experienced three consecutive quarters of contraction for the first time since 1974/5, declining by an annual rate of 0.5% for the quarter ended September 2008, by 6.3% in the quarter ended December 2008, and by 5.5% in the quarter ended March 2009. This 12.3% cumulative decline in US economic output was the steepest since the 1957/8 period. So it is not surprising that we have also seen an unprecedented amount of dividend cuts within the context of these severe market conditions.

Companies across the globe have either cut or eliminated dividends in order to conserve cash amidst declining earnings and still tight capital markets. Some of the most well-known companies in the US across different sectors have slashed their dividends, including General Electic, Pfizer, Dow Chemical, JPMorgan, Macy’s and CBS. Internationally, we have experienced even more severe dividend cuts than we have seen in the U.S. Our internal study completed in May 2009 analyzed a universe of liquid, high yielding companies outside of the US and found that on average these companies cut their dividends by over 40%, with some of the weakest markets being Italy, France and Norway.

Within this very challenging environment, we are pleased that we have continued to achieve our primary objective of providing a high level of 100% earned dividend income for our investors. However, we did make the very tough decision in February 2009 to reduce the amount of our monthly dividend payment from $0.17 to $0.11 per share in AGD. This new annualized dividend payment of $1.32 still represents a very attractive yield based on the closing price of AGD on 4/30/09 of $6.62.

While this decision was extremely difficult, we felt it was in the best interest of our investors in the long term to make this dividend cut at this time in order to preserve capital in these challenging times. We have declared our current $0.11 per share dividend payment amount through August 2009. However, if we continue to see these depressed levels of dividend payments globally, it may be increasingly difficult to generate this level of dividend income on an ongoing basis. In response to current market conditions, we have needed to increase the velocity of our dividend capture program in order to maintain our current dividend payout. This has resulted in the reduction of our average holding period and therefore reducing the percentage of our dividend income which is qualified for the reduced US Federal tax rates. We are actively monitoring the dividend environment and we will continue to work hard to find in our view the best dividend opportunities in these difficult markets.

For the twelve months ended April 30, 2009, AGD paid a total dividend of $1.92 per share which was 100% earned dividend income. Based on a closing price of AGD of $6.62 on 4/30/09, the $1.92 dividend payout represents a trailing twelve-month dividend yield of 29% for the Fund. Since inception, AGD has paid a total of $7.04 in dividends. These dividends paid need to be added back to NAV when looking at historical total return calculations.

For the six months ended April 30, 2009, AGD’s price declined by 13.65% including dividend reinvestment which compared unfavorably to an 8.51% decline in the S&P 500 Index for the same time period. AGD’s NAV fell less than its stock price, posting a decline of 10.8%. AGD’s performance was impacted by a sharp decline in the equity value of some of its smaller capitalization holdings and extreme volatility in its international markets as the global equity indices made new lows in March 2009. AGD’s price of $6.62 on April 30, 2009 represented a 10% premium to its closing NAV of $6.02. Since inception, AGD has traded at an average premium of 5.9% above its NAV, reflecting what we believe is its strong dividend yield and total return potential.

International equity markets have been challenging, but we have continued to find dividend yields that are much higher than the US averages plus attractive potential growth opportunities

When we commenced AGD, our goal was to provide our investors with global diversification within the dividend investment universe. Our intention was to be able to be opportunistic and flexible, hence our middle name being “dynamic”. Despite significant dividend cuts around the globe, we have continued to find attractive growth opportunities and significantly larger dividend payouts overseas than we see in the U.S. We do not actively manage our country weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return. We search for attractive value opportunities in the U.S., Europe, Latin America, and Asia. This bottoms-up approach had taken a large portion of our international holdings to the Euro region, as the dividend payout ratios remain higher than any other region including the U.S.

The stocks in many European countries were hit particularly hard in 2008 as the European authorities appeared to be behind the U.S. in cutting interest rates in response to the abrupt decline in the global economy. Based on the deteriorating outlook for European stocks and the increase in the dollar after several years of decline, we had steadily repositioned the portfolio back to U.S. assets. As of April 30, 2009, AGD had invested 41.1% of net assets in international companies and 58.6% of its value in domestic US. However, we are continuously doing our homework and we have the flexibility in AGD to move our investments to where we see the greatest combination of value, growth, and dividends. For example, Europe has more recently joined the US in more aggressive fiscal and monetary stimulus which has supported a rebound in European equities from the March lows. And we recently bought a basket of Chinese stocks listed in Hong Kong where we have found attractive yield and growth opportunities.

AGD is currently invested in equities based in 17 different countries, the majority of which would be considered mature countries. However we do have a small exposure to some emerging market economies and we continue to look for interesting dividend and capital appreciation opportunities in countries like Brazil and South Africa. Following the United States, our current top countries are Germany, France, Switzerland, Sweden and Norway. The average dividend yield for the major indices in these five countries is currently 4.9% versus the yield on the S&P 500 Index of 3.3%.

Throughout first half fiscal 2009, we have strived to balance our portfolio to weather this economic storm. With the tides and undercurrents changing rapidly, it has been an extremely difficult environment to be a long-only dividend investor that has to have a significant portion of assets invested at all times in order to generate our attractive dividend yield. However, we have worked to reposition the portfolio to be more diversified and more balanced to handle the turbulence with a barbell approach. By this we mean that we have kept our cyclical names where we feel the stocks offer tremendous value and are positioned to potentially benefit from a better outlook for growth in late 2009 and beyond. We have also maintained our more defensive positions in sectors like healthcare, consumer staples, utilities, and telecom which should perform well if global growth continues to be weak. We will discuss this more in our 2009 Outlook below.

AGD’s investment approach combines three sub-strategies: Dividend Capture, Value, and Growth

Our number one priority continues to be to provide our investors with a very attractive dividend yield and to improve and grow our capital returns. We believe AGD offers a unique and balanced approach to achieving both dividend income and long-term growth of capital while offering investors diversification through international equity exposure. We scan the globe looking for what we feel are the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach. The Fund combines three research-driven investment strategies — Dividend Capture, Value, and Growth —to maximize the amount of earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

Our “Dividend Capture Strategy” seeks to enhance the dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the reduced 15% dividend tax rate.

One of our top holdings as of April 30, 2009 announced a special dividend payment associated with a restructuring and we believe there is additional upside value to be realized following their dividend payment. Endesa SA (ELE SM) is one of Spain’s largest utilities that generates and distributes electricity throughout countries in Europe and Latin America. A controlling stake in Endesa was sold to Italy’s biggest utility company, Enel, in February 2009. As part of the sale, shareholders of Endesa received a $5.89 special dividend, or approximately 30% of the equity value of the company.

In our dividend capture, our largest holding at the end of fiscal first half 2009 was Deutsche Telekom (DTE GR) with a 10% annual dividend yield. Deutsche Telekom is the incumbent telecommunications provider in Germany with leading market positions in both fixed-line and mobile services. The company also has a broad international exposure with operations in the US, UK, Austria, Netherlands and the Czech Republic. The stock has been dragged down by the weak performance of its T-Mobile unit and by weak European economic outlook and we have significantly reduced our exposure following the receipt of our dividends.

Other large dividend capture holdings included two French companies, Carrefour and Schneider Electric. Carrefour SA (CA FP) is the world’s second largest food retailer by revenue with an attractive annual dividend yield of 3.7%. Carrefour has operations in Europe, Latin America and Asia. We believe they offer an appealing combination of a historically stable and strong cash flow from their core businesses in the developed economies plus exposure to emerging market growth which has currently generated about 20% of sales. Schneider Electric SA (SU FP), with a 6.4% annual dividend yield, manufacturers power distribution and automation systems. It supplies electrical products focusing on low- and mid-voltage, industrial automation, and energy efficiency to customers globally. Schneider is seeing strong growth from emerging markets which represents about one third of sales. In addition, its energy efficiency products, which represent about 20% of sales, are experiencing rising demand due to higher oil prices.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our second major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high dividend income. We would categorize one of top holdings, Molson Coors Brewing, in this category.

Molson Coors Brewing (TAP), based in Colorado, was formed through the merger of Coors Brewing & Molson Inc in early 2005. TAP is the world’s fifth-largest global brewer, with a leading market share in Canada and the UK and is the No. 3 player in the US. We believe TAP is well positioned for strong double digit earnings growth based on solid organic growth, more aggressive pricing discipline, industry share gains, moderating input costs, and rising cash flows. Beer fundamentals look positive as economic concerns are resulting in market share gains versus wines and spirits. Also, drinkers have been trading down to domestic premium beers where TAP has a high market share. In addition, its 2008 sales and distribution joint venture with SABMiller in the US is expected to generate $500 million in cost synergies which begin to be realized in 2009. In May 2009, TAP raised its annual dividend by 20% at a time when a record number of companies where reducing and eliminating dividends due to the economic downturn. This follows on a 25% increase in the dividend in 2008. TAP offers a 2.2% current yield and we would expect additional dividend increases and capital appreciation potential going forward as merger synergies and fundamentals continues to improve.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our third strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and predictable earnings streams that should support additional future dividend increases. We would categorize five of our top ten holdings as industry leaders with strong growth in their categories; ITC Holdings, Monsanto, K&S AG, Microchip Technology, and Nestle.

Two of our top growth and income holdings are in one of our favorite secular investment themes and that is agriculture where we still see structural imbalances between demand and supply created by emerging market consumers. Monsanto (MON), based in Missouri, is a global producer of agricultural products used by farmers to improve productivity and enhance crop yields. The company has pioneered the development of genetically modified seeds for corn, soy, cotton, fruits and vegetables and is best known for its innovative agricultural technology and rich R&D pipeline. As a global leader in agriculture biotech, Monsanto provides investors a play on secular trends in favor of increasing farm productivity while curtailing consumption of energy, water, herbicides, and insecticides. We expect strong double digit earnings growth for Monsanto for the next several years. Management raised its dividend by 10% in January 2009 at a time when other companies were cutting and MON now has a 5 year dividend growth rate of over 30% pa (per annum).

K+S AG (SDF GR), based in Germany, is a global supplier of specialty and standard fertilizers, plant care and salt products. The urbanization of emerging markets has increased demand for agricultural products thus stimulating demand for fertilizers like potash, which drives 70% of earnings for K+S. Management is committed to returning cash to shareholders with a current attractive annual dividend yield of 4.9% and a 5 year dividend growth rate of over 50% pa.

ITC Holdings (ITC), based in Michigan, is the largest independent electric transmission company in the US. ITC’s 15,000 circuit miles of transmission lines cover an 80,000 square mile service territory spanning 5 midwestern states. The company is also developing new transmission opportunities in Kansas and Oklahoma, and has recently proposed the 3,000 mile Green Power Express transmission project to bring wind resources from the Dakotas, Minnesota, and Iowa to the midwest. We believe that ITC is very well positioned to participate in the upgrade and build-out of the nation’s electric transmission grid, a key priority for the Obama administration. A more robust grid is needed to tap the nation’s clean energy resources such as wind, solar, and natural gas. ITC is expected to deliver several years of strong EPS growth thanks to favorable regulatory treatment of electric transmission and its ambitious capital spending plans. We view the current share price as attractive for longer-term oriented investors seeking both long term growth and a current 2.8% dividend yield.

Microchip Technology (MCHP), based in Arizona, designs, manufactures and markets microcontrollers for high-volume embedded control applications used in a variety of industries, including appliances, automotive, utility, lighting and medical. The company is the market share leader in its core product category (8 bit microcontrollers) and expanding into adjacent markets (16 bit and 32 bit microcontrollers), which should translate into very attractive annual earnings growth over the long term. In addition, we are attracted to the business’ strong free cash flow generation, which has enabled management to maintain one of the highest dividend yields in the technology sector at 6.1%.

Nestle (NESN VX), based in Switzerland, is a global package food company that is growing revenues by focusing on emerging markets and Health and Wellness products. Their broad range of food products including chocolates, coffees and pet food are benefiting from declining commodity and raw material costs. In addition, Nestle is improving margins by introducing cost reduction programs. Nestle is expected to grow earnings and dividends at a double digit rate with the company offering a current attractive 3.6% dividend yield and in February 2009, Nestle raised its annual dividend by 15%.

Outlook for Second Half 2009: We Remain Optimistic as Positive Catalysts Should Support Additional Equity Market Appreciation

Looking to the second half of 2009, we remain encouraged about the outlook for the equity markets and for AGD’s investment strategy. This is based on our view that the global economic data should continue to improve, albeit in a potentially choppy manner, from the current depressed levels. Granted, the S&P 500 Index has rebounded by an astounding 40% from the March 2009 lows, so some of the future improvement in economic conditions is likely already priced in to current equity values. So we may be entering a period of consolidation or more muted increases particularly through the low volume summer months, but we continue to see potential opportunities for our investors.

We see several positive catalysts for the global economies and the equity markets in the second fiscal half of 2009. One near term stimulus is the expected rebound in the auto industry. Auto production in the US is estimated to grow by close to 50% from current severely depressed levels through the end of the third quarter 2009. This should drive demand for products across a spectrum of industries, most notably in materials, energy and industrials. For example, in the railroad industry it is estimated that one carload of finished autos creates about seven carloads of inputs that go into autos, like sand for glass, chemicals for plastics, coal for steel and steel finished products to name just a few. In addition, the “cash for clunkers” stimulus program being worked on in Congress will likely be implemented by the fourth quarter of 2009 which should provide incentives for consumers to replace older cars with new, more fuel efficient cars. Similar programs have already been employed in countries like China, Germany, India and Brazil and they have created strong auto demand.

Another short-term catalyst we are currently experiencing is the restocking of depleted global inventories across a variety of sectors. Following the collapse of Lehman Brothers in September 2008 and the ensuing “economic Pearl Harbor” to quote Warren Buffet, companies across the globe faced constraints on short term liquidity that supported inventory growth. In addition, the sharp and sudden decline in economic activity drove companies to rapidly curtail production and work off existing inventory levels. Global industrial production was slashed by record amount from September 2008 through February of 2009. Now that we have seen the stabilization in many of the world economies, companies are beginning to rebuild their slim inventories and global industrial production has started to improve in March 2009.

A longer term catalyst is the impact of the massive fiscal stimulus programs that have been enacted around the world. Countries across the globe are quickly implementing consumer incentive programs and huge government spending programs to promote end user demand and ultimately job growth in their countries. Interestingly, the Obama administration has started to provide weekly reports on the amount of stimulus funds that are being paid out to recipients. This currently stands at $44 billion at the end of May 2009 and is expected to rise to over $250 billion by the end of 2010.

Another longer term catalyst is the large amount of coordinated easing of interest rates by global central banks. This increases money supply and supports economic growth but it traditionally takes 12 to 24 months to see the impact of low short term rates in the economy. But we know that these efforts have helped to stabilize global credit markets and we have started to see an increase in the willingness of banks to make consumer loans, which has a 70% correlation with consumer spending. The result of all these stimulus efforts is that we have started to see a rebound in economic data globally and particularly in many of the emerging market economies.

On the other side of the very powerful catalysts that we have outlined above, there are also identifiable risks that need to be balanced and monitored. One risk to a recovery in the housing market has been the recent rise in the long end of the interest rate curve, which has resulted in an increase in mortgage rates from their very low levels. For example, the Freddie Mac National Mortgage 30 year fixed rate is 5.38% on 6/17/09 which is still at relatively low levels versus the 6.46% at the beginning of fiscal 2009, but it is off the very attractive lows of 4.78% set on 4/30/09. Early in an economic recovery it is traditional for long rates to rise as money comes out of treasuries and into higher risk alternatives. Plus, a positive yield curve has been a very strong predictor of future economic recoveries and we are currently seeing one of the steepest yield curves on record.

Another negative for a strong global recovery has been the recent rise in energy prices. Crude began our fiscal year at $102.12 on 11/4/08 and then declined 63.3% to a low of $37.47 on 2/12/09 in response to the abrupt global slowdown. But prices have risen 89.5% from those lows as the outlook for economic recovery has improved and supply has been taken out of the market. Crude now stands above $71 as of 6/18/09 and this rise in input and operating costs acts like a tax on the economy for already constrained businesses and consumers.

Other fundamental drags for a consumer-led recovery include still high levels of unemployment and the ongoing de-leveraging cycle. The US posted its highest continuing jobless claims on record on 5/29/09 at 6.84 million people. However, unemployment is typically a lagging indicator and the equity markets traditionally will bottom well before unemployment starts to decline. And we are likely going to continue to see the hangover of households de-levering after binging for years on easy credit lines and home equity withdrawals. The personal savings rate in the US rose to 5.7% in April 2009 which is the highest level since 1995 and will likely be a negative for near term personal consumption. The US government has made tremendous efforts to avert a financial meltdown, but in the end, the key to revitalizing household cash flows and driving sustainable economic growth must be centered on solutions for housing and unemployment.

The Financial Sector Continues to be a Challenging Investment and Dividend Environment

At this time, the financial sector remains a challenge to us not only because the fundamental outlook remains tough, but because they have dramatically reduced or fully eliminated their dividends. Surviving financial leaders such as Citigoup and Fannie Mae have eliminated dividends and companies like Bank of America, JPMorgan and Wells Fargo have slashed their dividends by over 50% and as much as 98% since 2007. These groups of companies were averaging well over 4% dividends yields in 2007 and the global financial sector had traditionally been one of our largest in our dividend capture and U.S. pair trading strategies. Fundamentally, financial companies will likely continue to face write-downs on mortgage-related assets, plus we have the rising risk of defaults on commercial loans and consumer-related credit cards and auto loans. In addition the need to recapitalize balance sheets and the outlook for a reduction in high margin business opportunities may continue to dampen earnings outlooks beyond more write-downs.

Throughout the first half of fiscal 2009, we made what we believe was the correct investment decision to underweight the financial sector stocks because of their rapidly deteriorating fundamentals and the threat of nationalization that took us to the March 2009 market lows. The financials actually surpassed the 83% decline in the technology bust from 2000-2002 by declining 84.6% from the intra-day peak on the S&P 500 Financial Select Sector Index (IXM) on 5/23/07 to the low on 3/6/09. However, thanks to the aggressive policy actions taken by governments around the world, the financials have since rallied a dramatic 86% off their March lows to the close of the fiscal first half on 4/30/09. What is remarkable is that despite this rally, the financial sector was actually still down 14% for the year to date 2009 through 4/30/09.

Our strategy during the financial markets turmoil has been to add to the higher quality stocks on dips where we believe valuation have become attractive and dividend opportunities exist. So within the financial sector, we have tried to be creative and look for opportunities for investors for our combination of attractive dividends and total returns. For example, we have added some global asset managers which still pay attractive dividends and should benefit from a rebound in asset values, money inflows, and performance fees. We recently bought a basket of Chinese banks with yields averaging over 3% to participate in their economic rebound and we continue to hold the high quality U.S. industry leaders, like JPMorgan and Morgan Stanley. So while we may have put in a floor on the bottom of the financial sector equity prices, now with so many of these companies having dramatically cut or eliminated their dividends it may be difficult for AGD to fully participate in further financial rallies.

We Will Maintain Our Balanced Approach In 2009

The volatility over the past 18 months in global equity markets has provided challenges and opportunities.  Our goal is to keep our portfolio balanced and maintain our “barbell” approach to our stock selections.  What we mean is that a portion of the portfolio will continue to be invested in more defensive companies with what we feel are strong and sustainable earnings and cash flow growth with the potential for increasing dividends.  These are companies in sectors like healthcare, consumer staples, telecom, and utilities where earnings and dividend growth should be more resilient in economic downturns.  On the other end of the barbell, we are searching for attractive value opportunities in some strong companies in the more cyclical sectors like energy, materials, consumer discretionary and industrials whose prices have been overly punished and where we believe long term growth prospects are still attractive.

While we do expect additional headline risks particularly in the financial sector for the remainder of 2009, we are optimistic that global economic growth should continue to improve in the second half of 2009 and into 2010.  In addition, we are hopeful that the second half of 2009 will be a better environment for AGD’s investment strategy as fundamental investors focus on high quality and attractive dividend payers.  With global interest rates approaching zero, we would expect capital to search for sustainable yield opportunities in equities.

In summary, we see both catalysts and risks in second half 2009.  Our approach during these uncertain times is to remain broadly diversified within the dividend-paying universe while actively scanning the globe for undervalued opportunities and high quality cash flow generators.  We are confident that we should be able to continue to distribute attractive dividend payouts by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio.  We are hopeful that we will be able to experience a better equity environment in the second half of 2009 and we will be able to return AGD to its history of strong capital appreciation and total return.

Thank you for your support of AGD and we look forward to a better and more prosperous year in 2009 and beyond.

Sincerely,

Jill K. Evans & Kevin Shacknofsky

Co-Portfolio Managers

This notice is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

PERFORMANCE(1) as of April 30, 2009

	Ending Value	One	Three	Six	Since
	as of 4/30/09	Month	Month	Month	Inception(2)(3)(4)
Alpine Global Dynamic Dividend Fund | NAV (3)	$6.02	5.43%	2.42%	(10.82)%	(22.23)%
Alpine Global Dynamic Dividend Fund | Market Price (3)	$6.62	9.53%	(12.57)%	(13.65)%	(20.90)%
S&P 500		9.56%	6.50%	(8.51)%	(10.78)%

(1)          Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.

(2)          Commenced operations on July 26, 2006.

(3)          Annualized.

(4)          IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO allocations in the future.

PORTFOLIO DISTRIBUTIONS ❖

TOP TEN HOLDINGS ❖

Deutsche Telekom AG	3.1%
ITC Holdings Corp.	2.7%
Monsanto Co.	2.6%
Endesa SA	2.4%
K+S AG	2.2%
Microchip Technology, Inc.	2.2%
Carrefour SA	2.1%
Molson Coors Brewing Co.	2.1%
Schneider Electric SA	2.1%
Nestle SA	2.0%
Top 10 Holdings	23.5%

❖            As a percentage of net assets

REGIONAL ALLOCATION❖

❖            As a percentage of net assets, excluding any short-term investments

Top Five Countries

United States	58.6%
Germany	9.4%
France	8.2%
Switzerland	4.6%
Sweden	3.2%

NAV, MARKET PRICE, AND TOTAL RETURN [ Six Months ended 4/30/09 ]

SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2009 (Unaudited)

		Value
Description	Shares	(Note 1)
COMMON STOCKS (102.1%)
Australia (1.6%)
BHP Billiton, Ltd.	15,600	$750,984
DUET Group	863,388	1,029,045
Imdex, Ltd.	2,287,760	565,294
		2,345,323
Belgium (0.5%)
Mobistar SA	11,200	673,067

Brazil (1.1%)
Petroleo Brasileiro SA - ADR	46,700	1,567,719

France (8.2%)
Cap Gemini SA*	44,000	1,653,639
Carrefour SA	76,000	3,106,165
Danone	36,000	1,721,170
GDF Suez	21,000	758,534
Lagardere SCA	56,500	1,787,024
Schneider Electric SA	40,500	3,103,142
		12,129,674
Germany (9.4%)
BASF SE	40,000	1,515,745
Beiersdorf AG	39,200	1,607,833
Deutsche Telekom AG	377,400	4,606,397
E.ON AG	52,100	1,754,360
Fresenius Medical Care AG & Co.	29,000	1,139,587
K+S AG	53,900	3,230,577
		13,854,499
Hong Kong (1.1%)
PCCW, Ltd.	3,639,400	1,657,677

Ireland (0.0%)
Anglo Irish Bank Corp, Ltd (1)	575,000	0

Israel (1.8%)
Israel Chemicals, Ltd.	323,100	2,708,136

Italy (1.1%)
ENI SpA	72,200	1,571,434

Luxembourg (0.9%)
ArcelorMittal	57,250	1,349,955

Netherlands (1.0%)
Akzo Nobel NV	16,700	704,856
Koninklijke Ahold NV	74,500	821,294
		1,526,150
Norway (2.8%)
Seadrill, Ltd.	186,100	2,029,589
StatoilHydro ASA	109,212	2,076,030
		4,105,619
South Africa (1.1%)
Telkom SA, Ltd.	134,693	1,706,032

Spain (2.4%)
Endesa SA	162,800	3,526,113

Sweden (3.2%)
Hennes & Mauritz AB	54,500	2,455,916
Svenska Handelsbanken AB	37,404	659,098
Tele 2 AB, B Shares	165,100	1,580,327
		4,695,341
Switzerland (4.6%)
Alcon, Inc.	23,000	2,116,230
Nestle SA	90,000	2,945,985
Syngenta AG	8,200	1,760,196
		6,822,411
United Kingdom (2.7%)
Antofagasta PLC	84,447	737,070
De La Rue PLC	1	14
Reckitt Benckiser Group PLC	36,600	1,444,032
Southern Cross Healthcare Group PLC	1,172,200	1,764,447
		3,945,563
United States (58.6%)
Abbott Laboratories	38,500	1,611,225
Abercrombie & Fitch Co.	18,900	511,434
Air Products & Chemicals, Inc.	6,300	415,170
Allegheny Energy, Inc.	14,600	378,432
AT&T, Inc.	84,700	2,170,014
Avon Products, Inc.	119,297	2,715,200
B&G Foods, Inc.	160,724	983,631
Baxter International, Inc.	58,000	2,813,000
Becton Dickinson & Co.	44,000	2,661,120
BlackRock, Inc.	7,200	1,054,944
Chevron Corp.	40,700	2,690,270
Chubb Corp.	40,300	1,569,685
CME Group, Inc.	3,600	796,860
Consol Energy, Inc.	8,700	272,136
CSX Corp.	29,800	881,782
CVS Caremark Corp.	51,800	1,646,204
Diamond Offshore Drilling, Inc.	12,700	919,607
Healthcare Services Group, Inc.	93,221	1,666,791
Hess Corp.	52,700	2,887,433
Hewlett-Packard Co.	60,000	2,158,800
Intel Corp.	129,700	2,046,666
International Business Machines Corp.	20,700	2,136,447
ITC Holdings Corp.	91,000	3,961,230
The J.M. Smucker Co.	52,500	2,068,500
JPMorgan Chase & Co.	73,200	2,415,600
Lowe’s Cos., Inc.	99,000	2,128,500
McDonald’s Corp.	46,400	2,472,656
Meridian Bioscience, Inc.	75,000	1,303,500
Microchip Technology, Inc.	140,800	3,238,400

		Value
Description	Shares	(Note 1)
United States (continued)
Microsoft Corp.	109,300	$2,214,418
Molson Coors Brewing Co.	81,700	3,125,025
Monsanto Co.	45,100	3,828,539
Morgan Stanley	88,900	2,101,596
NIKE, Inc.	17,400	912,978
Norfolk Southern Corp.	28,000	999,040
Northeast Utilities	128,000	2,690,560
Nucor Corp.	31,800	1,293,942
Oracle Corp.	11,900	230,146
Praxair, Inc.	5,500	410,355
QUALCOMM, Inc.	28,000	1,184,960
Raytheon Co.	38,200	1,727,786
Regal Entertainment Group	223,500	2,918,910
Schlumberger, Ltd.	13,500	661,365
Sonoco Products Co.	34,300	837,263
Steel Dynamics, Inc.	105,200	1,309,740
Time Warner Cable, Inc.	11,936	384,697
Union Pacific Corp.	9,700	476,658
VF Corp.	26,300	1,558,801
Wal-Mart Stores, Inc.	52,100	2,625,841
Waste Management, Inc.	45,700	1,218,819
Whirlpool Corp.	30,800	1,390,928
		86,677,604
TOTAL COMMON STOCKS (Identified Cost $175,910,695)		150,862,317

			Value
Description	7 Day Yield	Shares	(Note 1)
SHORT TERM INVESTMENTS (2.3%)
Federated Treasury
Obligations Money
Market Fund	0.080%	3,375,402	$3,375,402

TOTAL SHORT TERM INVESTMENTS (Identified Cost $3,375,402)			3,375,402

CASH AND CASH EQUIVALENTS (2.1%)
BONY Cash Reserve		3,065,094	3,065,094

TOTAL CASH AND CASH EQUIVALENTS (Identified Cost $3,065,094)			3,065,094

TOTAL INVESTMENTS (106.5%) (Identified Cost $182,351,191)			157,302,813

TOTAL LIABILITIES LESS
OTHER ASSETS (-6.5%)			(9,519,203)

NET ASSETS (100.0%)			$147,783,610

*                    Non-income producing security.

(1)               Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

Cos. - Companies

Inc. - Incorporated.

Ltd. - Limited.

NV - NaamlozeVennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Co.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SCA - Soceite en Commandite par actions is the French equivalent of a limited partnership.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all member states.

SpA - Societa` Per Azioni is an Italian shared company.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

ASSETS

Investments, at value (1)	$157,302,813
Foreign currency, at value (Cost $851,475)	861,843
Receivable for investment securities sold	27,034,583
Receivable for capital shares purchased	253,242
Dividends receivable	4,856,202
Interest receivable	85
Unrealized appreciation on total return swap contracts	7,543
Prepaid expenses and other assets	20,173
Miscellaneous receivable	12,320
Total Assets	190,348,804

LIABILITIES

Payable to custodian	2,697,665
Payable for investment securities purchased	39,553,130
Interest on loan payable	2,570
Accrued expenses and other liabilities:
Investment advisory fees	120,962
Administrative fees	24,658
Trustee fees	11,803
Officer fees	12,295
Other	142,111
Total Liabilities	42,565,194

Net Assets	$147,783,610

NET ASSETS REPRESENTED BY

Paid-in-capital	$463,233,376
Undistributed net investment income	1,816,876
Accumulated net realized loss on investments and foreign currency transactions	(292,212,899)
Net unrealized depreciation on investments, swap contracts and foreign currency translations	(25,053,743)
Net Assets	$147,783,610
Net asset value
Net assets	$147,783,610
Shares of beneficial interest issued and outstanding	24,564,554
Net asset value per share	$6.02

(1) Total Cost of Investments	$182,351,191

See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2009 (Unaudited)

INCOME

Dividends*	$24,732,609
Miscellaneous income	904
Total Income	24,733,513

EXPENSES

Interest on loan	8,213
Investment advisory fee	771,543
Administrative fee	152,620
Audit and tax fees	15,715
Custodian fees	114,144
Officer fees	24,795
Legal fees	38,833
Printing fees	65,103
Trustee fees	23,803
Insurance fees	1,216
NYSE fees	11,987
Miscellaneous fees	19,636
Total Expenses	1,247,608
Net Investment Income	23,485,905

REALIZED AND UNREALIZED LOSS ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized loss on investments:
Securities transactions	(95,816,871)
Foreign currency transactions	(186,941)
Net realized loss on investments	(96,003,812)
Change in net unrealized appreciation/(depreciation) of investments, swap contracts and foreign currency translations:
Investments	47,217,663
Swap contracts	(38)
Foreign currency translations	5,224,017
Net unrealized appreciation of investments	52,441,642
Net realized/unrealized loss on investments, swap contracts and foreign currency	(43,562,170)
Net Decrease in Net Assets Resulting from Operations	$(20,076,265)

* Net of foreign taxes withheld	$1,080,429

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months
	Ended April 30, 2009	For the Year Ended
	(Unaudited)	October 31, 2008
OPERATIONS

Net investment income	$23,485,905	$58,588,632
Net realized loss on investments:
Securities transactions	(95,816,871)	(197,652,985)
Foreign currency transactions	(186,941)	(13,704,351)
Change in net unrealized appreciation/(depreciation) of investments, swap contracts and foreign currency translations:
Investments	47,217,663	(104,388,782)
Swap contracts	(38)	—
Foreign currency translations	5,224,017	(34,757,623)
Net decrease in net assets resulting from operations	(20,076,265)	(291,915,109)

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(21,929,183)	(48,902,269)
From realized gains on investments	—	(34,880,011)
Net decrease in net assets resulting from distributions to shareholders	(21,929,183)	(83,782,280)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends and offering costs	2,176,105	8,486,174
Net increase in net assets derived from capital share transactions	2,176,105	8,486,174
Net Decrease in Net Assets	(39,829,343)	(367,211,215)
Net Assets
Beginning of period	187,612,953	554,824,168
End of period*	$147,783,610	$187,612,953

* Including undistributed net investment income of:	$1,816,876	$260,154

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	For the Six Months		For the		For the	For the
	Ended April 30, 2009		Year Ended		Year Ended	Period Ended
	(Unaudited)		October 31, 2008		October 31, 2007	October 31, 2006(a)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$7.74		$23.40		$20.24	$19.10
Income/(loss) from investment operations:
Net investment income	0.96		2.44		2.25	0.51
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	(1.78)		(14.59)		3.13	0.97
Total from investment operations	(0.82)		(12.15)		5.38	1.48

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.90)		(2.04)		(2.22)	(0.30)
From net realized gain on investments	—		(1.47)		—	—
Total distributions	(0.90)		(3.51)		(2.22)	(0.30)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	—		—		—	(0.04)
Total capital share transactions	—		—		—	(0.04)
Net asset value per share, end of period	$6.02		$7.74		$23.40	$20.24
Per share market value, end of period	$6.62		$8.79		$24.05	$21.51

Total return based on:
Net Asset Value (b)	(10.82	)%(e)	(59.29)%		27.64%	7.55%
Market Value (b)	(13.65	)%(e)	(55.01)%		23.44%	9.16%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$147,784		$187,613		$554,824	$475,664
Ratio of total expenses to average net assets	1.62	%(c)(d)	1.40	%(c)	1.26%	1.25	%(d)
Ratio of net investment income to average net assets	30.44	%(d)	15.30%		10.05%	10.32	%(d)
Portfolio turnover rate	288	%(e)	301%		185%	55	%(e)

(a)                                  For the period from July 26, 2006 (inception of the fund) to October 31, 2006.

(b)                                 Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $.90 per share for the period ending October 31, 2006. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(c)                                  For the six months ended April 30, 2009 and the year ended October 31, 2008, the ratio of total expenses to average net assets excluding interest expense was 1.61% and 1.32%, respectively.

(d)                                 Annualized.

(e)                                  Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS April 30, 2009 (Unaudited)

1.               ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to July 26, 2006 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AGD”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4: 00 p. m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

NOTES TO FINANCIAL STATEMENTS April 30, 2009 (Unaudited)

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 30, 2009, the Fund adopted accounting for uncertainty related to income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for material unrecognized tax benefits as of October 31, 2008. Since its inception, the Fund had not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and NewYork State tax return filings remains open for the years ended October 31, 2006, 2007, and 2008, respectively.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2.               INCOME TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS April 30, 2009 (Unaudited)

The tax character of the distributions paid by the Fund during the year ended October 31, 2008 was as follows:

Distributions paid from:
Ordinary Income	$71,613,757
Long-Term Capital Gain	12,168,523
$83,782,280

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2008, the effects of certain differences were reclassified. The fund decreased accumulated net investment income by $11,623,401 and increased accumulated net realized gain by $11,623,401. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2008, the Fund had available for tax purposes unused capital loss carryovers of $196,344,530, expiring October 31, 2016.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$259,221
Accumulated Capital Loss	(196,344,530)
Unrealized Depreciation	(77,359,942)
Other Cumulative Effect of Temporary Differences	933
Total	$(273,444,318)

As of April 30, 2009, net unrealized appreciation/(depreciation) of investments based on federal tax cost was as follows:

Gross appreciation on investments (excess of value over tax cost)	$5,420,465
Gross depreciation on investments (excess of tax cost over value)	(33,675,260)
Net unrealized depreciation	(28,254,795)
Total cost for federal income tax purposes	$185,557,608

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

3.               CAPITAL TRANSACTIONS

	For the Six	For the
	Months Ended	Year Ended
	April 30, 2009	October 31, 2008
Common shares outstanding-beginning of period	$24,231,139	$23,709,177
Common shares issued as reinvestments of dividends	333,415	521,962
Common shares outstanding-end of period	$24,564,554	$24,231,139

4.               PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2009 aggregated $473,944,196 and $456,163,887, respectively.

5.               INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily net assets, computed daily and payable monthly.

6.               TOTAL RETURN SWAP CONTRACTS

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

NOTES TO FINANCIAL STATEMENTS April 30, 2009 (Unaudited)

Total Return Swap Counterparty

Goldman Sachs Swap Tranches: Telkom SA, Ltd.

		Floating Rate
Shares	Notional Amount	Paid by the Fund
110,603	1,391,879	US 3M LIBOR+80 bps

Floating	Termination	Unrealized
Rate Index	Date	Appreciation	Collateral
US 3M LIBOR	4/20/10	$7,581	$0

7.               EQUITY-LINKED STRUCTURED NOTES

The Fund may invest in equity-linked structured notes.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

8.               LINE OF CREDIT

On July 11, 2007, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”, each a “Fund”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $500,000,000 for all Funds. As of April 30, 2009 there was an unused balance of $490,980,000 available to all three Funds. During the six-months ended April 30, 2009, the average borrowing by the Fund was $2,704,145 with an average rate on borrowings of 0.61%.

9.               FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended April 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

NOTES TO FINANCIAL STATEMENTS April 30, 2009 (Unaudited)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s investments carried at value:

		Other Financial
	Investments in	Instruments* –
	Securities at	Unrealized
Valuation Inputs	Value	Depreciation
Level 1 – Quoted Prices	$157,302,813	$—
Level 2 – Other Significant Observable Inputs	—	7,581
Level 3 – Significant Unobservable Inputs	—	—
Total	$157,302,813	$7,581

* Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as written options.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Alpine Global Dynamic Dividend Fund:

	Investments in	Other Financial
	Securities	Instruments (OFI)
Balance as of 10/31/08	$0	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/(depreciation)	(82,800)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	82,800	—
Balance as of 04/30/09	$0	$—

10.         OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

11.         SUBSEQUENT EVENTS

Distributions: The Fund paid a distribution of $2,702,101 or $0.11 per common share on April 30, 2009 to common shareholders of record on April 24, 2009.

Defensive Positions: The Board of Trustees of the Fund approved that the Fund’s defensive positions disclosure be revised to state that during periods of adverse market or economic conditions, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances, could miss favorable market developments and the Fund may not pay tax-advantaged dividends.

ADDITIONAL INFORMATION April 30, 2009 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund operates a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by The Bank of New York, pursuant to which the Fund’s dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. The Bank of New York serves as the agent that administers the Plan for the shareholders that participate in the Plan (the “Plan Administrator”).

Unless the registered owner of common shares of beneficial interest elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Plan, in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. If you hold your shares through a broker, and you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, NY 10286 (212) 635-6375.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On December 15, 2008, the Board of Trustees of the Alpine Global Dynamic Dividend Fund (the “Fund”) met in person to, among other things, review and consider the renewal of the Investment Advisory and Management Agreement (the “Advisory Agreement”) between the Fund and Alpine Woods Capital Investors, LLC (the “Adviser”). In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered the nature, quality and scope of services to be provided by the Adviser.

Prior to beginning their review of the Advisory Agreement, Thomas S. Harman of Morgan Lewis & Bockius LLP, who serves as independent counsel to the Trustees who are not an “interested person” of the Fund as that term is defined under the Investment Company Act of 1940 (the “Independent Trustees”), discussed with the Board its fiduciary duties responsibilities with respect to the renewal of the Advisory Agreement and enhanced disclosure requirements surrounding contract renewals. Mr. Harman informed the Board that in considering whether to approve the Advisory Agreement between the Fund and the Adviser, the Board should consider, among other things:

(1)	the nature, extent and quality of the services to be provided by the investment manager;

(2)	the investment performance of the Fund and the investment adviser;

(3)	the costs of the services to be provided and profits to be realized by the investment manager and its affiliates from the relationship with the Fund;

(4)

whether and how the Trustees relied on comparisons of services rendered to and fees paid by the Fund with the services provided by and the fees paid to other investment managers or the services provided to and the fees paid by other clients, if any, of the Adviser; and

(5)	any benefits to be derived by the Adviser from the relationship with the Fund, such as soft-dollar arrangements or so called “fallout benefits.”

Nature, Quality and Extent of Services: The Board discussed the Adviser’s services and fees in comparison to those by the investment advisers of other closed-end investment companies in the market. The Board also reviewed the Fund’s performance compared to the data prepared by Lipper. The Board noted that the Adviser’s dynamic approach to comply with regulatory requirements. Based on the information provided, the Board concluded that the nature and extent of services provided by the Adviser to the Fund were appropriate and that the quality was good.

Fees and Expenses: The Board also reviewed the Adviser’s financial condition with the Independent Trustees, including the financial report provided prior to the Meeting. The Board noted the Adviser’s commitment to its long-term responsibility for shareholders and that it’s responsibility included being strong in both its investment capabilities and operational and compliance capabilities. The Board noted the Adviser’s agreement to invest in its business with respect to additional personnel and expanded disaster recovery protections.

Profitability: The Board considered the Adviser’s fees, its profitability as well as the expenses of the Fund and how this information compared to the data prepared by Lipper regarding other comparable closed-end funds. The Board concluded for the Fund that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Fund.

Economies of Scale: As part of its review of the Agreement,

the Board considered whether there will be economies of scale with respect to the management of the Fund and whether the Fund will benefit from any economies of scale. The Board noted the efficiencies that should be expected by the Adviser also serving as investment adviser to other investment companies (the “Alpine Funds”).

Other Benefits to the Adviser: The Board discussed the depth of resources and skill that the Adviser has demonstrated in its management of this Fund as well as the Alpine Funds. The Board also noted that the Adviser does not utilize soft dollars when paying for research of the Fund. The Board concluded for the Fund that the benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the management fee charged the Fund and the benefits to the Fund.

After this discussion and consideration of all these factors, the Board of Trustees of the Fund present in person, with the Independent Trustees present in person voting separately, unanimously concluded that the annual investment advisory fee is fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without charge, upon request, by contacting the Fund at 1(800)910-1434 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800) SEC-0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

INDEPENDENT TRUSTEES*

			# of
			Portfolios
	Position(s) Held	Principal Occupation During	in Alpine Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Laurence B. Ashkin (80)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (54)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Aquisitions LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.

Jeffrey E. Wacksman (48)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	16	Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.

*	The Independent Trustees are each members of the Board of Trustees of each Trust in the Alpine Fund Complex.
**

The “Alpine Fund Complex” includes the following six trusts totalling 16 fund portfolios: Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund. Each of the Trusts is managed by Alpine Woods Capital Investors, LLC.

INTERESTED TRUSTEE

			# of
			Portfolios
	Position(s) Held	Principal Occupation During	in Alpine Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Samuel A. Lieber* (52)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.
**

Alpine Woods Capital Investors, LLC manages sixteen fund portfolios within six Alpine trusts in the Alpine Fund Complex. Each of the Alpine Trusts is registered as an open-end or closed-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Fund Complex.

The current executive officers of the Fund, in addition to Samuel A. Lieber, include the following:

# of
Portfolios
	Position(s) Held	Principal Occupation During	in Alpine Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Stephen A. Lieber (83)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (48)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Victor Chan (37)	Chief Financial Officer	Chief Financial Officer, Alpine Woods Capital Investors, LLC since April 2009; Audit Manager, RSM McGladery & Pullen LLP (2004 – 2009).	N/A	None

Meimei Li (45)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (29)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.
**

AlpineWoods Capital Investors, LLC manages sixteen fund portfolios within six Alpine trusts in the Alpine Fund Complex. Each of the Alpine Trusts is registered as an open-end or closed-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Fund Complex.

NOTES April 30, 2009

INVESTOR INFORMATION	1(800) 617.7616 | www.alpinecef.com

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT & CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

2

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to semi-annual report

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 10, 2009

By:	/s/ Victor Chan
Victor Chan
Chief Financial Officer (Principal Financial Officer)

Date:	July 10, 2009

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